UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2023

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ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	98-1250703 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following information is filed pursuant to Item 5.07, “Submission of Matter to a Vote of Security Holders.”

On March 9, 2023, ESSA Pharma Inc. (the “Company”), held its 2023 annual general meeting of shareholders (the “Meeting”). A total of 36,652,301 of the Company’s common shares were present or represented by proxy at the meeting, representing approximately 83.13% of the Company’s 44,092,374 common shares that were outstanding and entitled to vote at the Meeting as of the record date of January 10, 2023. Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s definitive proxy statement dated January 24, 2023, filed with the Securities and Exchange Commission on January 24, 2023.

Proposal 1: Setting the Number of Directors

For	32,614,334
Against	78,183
Abstain	0
Broker Non-Votes	3,959,784

Proposal 2: Election of Directors

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
David R. Parkinson	32,103,164	98.20%	589,352	1.80%	3,959,785
Richard M. Glickman	32,094,595	98.17%	597,921	1.83%	3,959,785
Gary Sollis	31,582,277	96.60%	1,110,239	3.40%	3,959,785
Franklin M. Berger	25,694,445	78.59%	6,998,071	21.41%	3,959,785
Scott Requadt	32,097,616	98.18%	594,900	1.82%	3,959,785
Marella Thorell	25,731,647	78.71%	6,960,869	21.29%	3,959,785
Alex Martin	32,107,855	98.21%	584,661	1.79%	3,959,785
Sandy Zweifach	32,099,515	98.19%	593,001	1.81%	3,959,785
Philip Kantoff	32,099,615	98.19%	592,901	1.81%	3,959,785

Proposal 3: Appointment and Remuneration of Auditors

For	36,576,933
Withheld	75,368
Broker Non-Votes	0

Proposal 4: Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	32,549,585
Against	142,931
Abstain	0
Broker Non-Votes	3,959,785

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: March 10, 2023

	By:	/s/ David Wood
	Name:	David Wood
	Title:	Chief Financial Officer